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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 11, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                     1-12387                 76-0515284
(State or other jurisdiction          (Commission           (I.R.S. Employer of
      of incorporation                File Number)           of Incorporation
      or organization)                                      Identification No.)


               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS    60045
               (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

At the Morgan Stanley conference in New York City on April 11, 2006, Tenneco Inc. outlined several potential new business opportunities that it is quoting on or expects to quote on in the original equipment market due in some cases to companies exiting product lines in which Tenneco competes. However, Tenneco also noted that there was no guarantee that this business will be sourced to Tenneco as these quoting opportunities are also available to other competitors. Therefore, Tenneco cannot be certain that it will win any or all of this business.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TENNECO INC.


Date:    April 12, 2006                        By:  /s/ Kenneth R. Trammell
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                                                  Kenneth R. Trammell
                                                  Executive Vice President and
                                                  Chief Financial Officer